Exhibit 4.21

[Front of Certificate]

GASTAR EXPLORATION LTD.

CONTINUED PURSUANT TO THE BUSINESS CORPORATIONS ACT (ALBERTA)

_________	_________________
NUMBER	COMMON SHARES

This Certifies That	CUSIP 367299 10 4

is the registered holder of

fully paid and non-assessable Common Shares in the capital of

GASTAR EXPLORATION LTD.

transferable on the books of the corporation by the registered holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

The class of shares represented by this Certificate is subject to certain rights, privileges, restrictions and conditions and the Corporation will furnish to a shareholder, on demand and without charge, a full copy of the text of the rights, privileges, restrictions and conditions attached to each class authorized to be issued and to each series in so far as they have been fixed by the directors, and the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

In witness Whereof the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.

Dated:

		COUNTERSIGNED AND REGISTERED: CIBC MELLON TRUST COMPANY TRANSGFER AGENT AND REGISTRAR	TORONTO, ONT.

By:
AUTHORIZED OFFICER

DIRECTOR	CHIEF FINANCIAL OFFICER	THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE OFFICES OF CIBC MELLON TRUST COMPANY OF CANADA, TORONTO, ONTARIO.

[Reverse of Certificate]

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER

____________________________________________________________

(REVENUE CANADA REQUIRES THE S.I.N. OF THE TRANSFEREE)

__________________________________________________________________________________________________________

(Name and address of transferee)

                                                                                                                   shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

DATED:

(Signature of Witness)	(Signature of Shareholder)

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE OF THE TRANSFEROR MUST BE GUARANTEED BY A BANK, TRUST COMPANY OR REGISTERED

SECURITIES DEALER.

SIGNATURE GUARANTEED BY: